Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 23, 2011, is by and among PRIMO WATER CORPORATION, a Delaware corporation (the “Company”), the other Borrowers identified on the signature pages hereto (together with the Company, collectively the “Borrowers”), the Guarantors identified on the signature pages hereto (collectively, the “Guarantors”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of November 10, 2010 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in each case in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1           Amendment to Credit Agreement.  From and after the Amendment Effective Date (as hereinafter defined), the Credit Agreement is amended to read in the form of the Credit Agreement attached hereto as Exhibit A to this Amendment (the “Amended Credit Agreement”).

1.2           New Exhibit.  From and after the Amendment Effective Date, Exhibit 5.2(d) is hereby added to the Exhibits to the Credit Agreement to read in the form of such Exhibit attached hereto as Exhibit B to this Amendment.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions.  This Amendment shall be deemed effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)           Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b)           Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)           Corporate Documents.  The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, an officer’s certificate (i) certifying that the articles of incorporation or other organizational documents, as applicable, of each Credit Party that were delivered on the Closing Date or the date on which any Credit Party was joined as a Guarantor pursuant to a Joinder Agreement (the “Joinder Date”), remain true and complete as of the Amendment Effective Date (or certified updates as applicable), (ii) certifying that the bylaws, operating agreements or partnership agreements of each Credit Party that were delivered on the Closing Date or Joinder Date remain true and correct and in force and effect as of the Amendment Effective Date (or certified updates as applicable), (iii) attaching copies of the resolutions of the board of directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Amendment Effective Date, (iv) attaching certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and (v) certifying that each officer listed in the incumbency certification contained in each Credit Party’s Secretary’s Certificate, delivered on the Closing Date or Joinder Date remains a duly elected and qualified officer of such Credit Party and such officer remains duly authorized to execute and deliver on behalf of such Credit Party the Amendment or attaching a new incumbency certificate for each officer signing this Amendment.

(d)           Fees and Expenses.

(i)           The Administrative Agent shall have received from the Company, an amendment fee in an amount equal to $250,000, to be allocated ratably among the Lenders that execute and deliver a signature page to this Amendment to the Administrative Agent by 5 p.m. (EST) on or before November 23, 2011.

(ii)           The Administrative Agent shall have received from the Company such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

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(e)           Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1           Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The representations and warranties set forth in Article III of the Credit Agreement are (i) with respect to representations and warranties that contain a materiality qualification, true and correct as of the date hereof (except for those which expressly relate to an earlier date) and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(e)           After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default (other than the Acknowledged Event of Default).

(f)           The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

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(g)           The Credit Party Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.2           Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.3           Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.4           Expenses.  The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.5           Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.6           Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7           Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.8           No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.9           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.10         Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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3.11         General Release.  In consideration of the Administrative Agent’s willingness to enter into this Amendment (and excepting only future performance by the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders under the Credit Documents and the transactions contemplated thereby), each Credit Party hereby releases and forever discharges the Administrative Agent, the Issuing Lender, the Swingline Lender, the Lenders and the Administrative Agent’s, the Issuing Lender’s, the Swingline Lender’s, and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any of the Bank Group in any way related to or connected with the Credit Documents and the transactions contemplated thereby.

3.12         Waiver to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

COMPANY:	PRIMO WATER CORPORATION,
a Delaware corporation

	By:	/s/ Mark Castaneda
Name: Mark Castaneda
Title: CFO, Secretary and Assistant Treasurer

SUBSIDIARY BORROWERS:	PRIMO PRODUCTS, LLC,
a North Carolina limited liability company

By: Primo Water Corporation, Manager

	By:	/s/ Mark Castaneda
Name: Mark Castaneda
Title: CFO, Secretary and Assistant Treasurer

PRIMO DIRECT, LLC,
a North Carolina limited liability company

By: Primo Water Corporation, Manager

By:	/s/ Mark Castaneda
Name: Mark Castaneda
Title: CFO, Secretary and Assistant Treasurer

PRIMO REFILL, LLC,
a North Carolina limited liability company

By: Primo Water Corporation, Manager

By:	/s/ Mark Castaneda
Name: Mark Castaneda
Title: CFO, Secretary and Assistant Treasurer

PRIMO ICE, LLC,
a North Carolina limited liability company

By: Primo Water Corporation, Manager

By:	/s/ Mark Castaneda
Name: Mark Castaneda
Title: CFO, Secretary and Assistant Treasurer

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER

GUARANTORS:	None.

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

	By:	/s/ James R. Myers
Name: James R. Myers
Title: Senior Vice President

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ J. Thomas Johnson, Jr.
Name: J. Thomas Johnson, Jr.
Title: Senior Vice President

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER

LENDERS:	BRANCH BANKING & TRUST COMPANY,
as a Lender

	By:	/s/ Benjamin S. Staton II
Name: Benjamin S. Staton II
Title: Vice President